UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

Ivy Funds

Ivy Variable Insurance Portfolios

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IVY FUNDS

Ivy Science and Technology Fund

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Science and Technology

6300 Lamar Avenue

Overland Park, Kansas 66202

February 16, 2018

Dear Shareholder:

A joint special meeting (the “Meeting”) of the shareholders of Ivy Science and Technology Fund, a series of Ivy Funds, and Ivy VIP Science and Technology, a series of Ivy Variable Insurance Portfolios (Ivy Funds and Ivy Variable Insurance Portfolios are each a “Trust,” and collectively, are the “Trusts,” and each of their respective series is a “Fund,” and collectively, are the “Funds”), will be held on April 13, 2018 at 2:00 p.m., Central Time, at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202.

You have received this letter because you were a shareholder of record of at least one Fund on March 8, 2018 (the “Record Date”). I am writing to ask for your vote at the Meeting upon the following proposal affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To change the classification of each Fund from a “diversified” fund to a “non-diversified” fund.

The Board of Trustees of each Trust has approved, and unanimously recommends that you vote FOR, the proposal.

Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Photographic identification will be required for admission to the Meeting. Whether or not you plan to attend the Meeting in person, your vote is needed. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, D.F. King, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the Proposal or the voting instructions, you may call D.F. King at 800-290-6433 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

Philip J. Sanders

President of the Trusts

IVY FUNDS

Ivy Science and Technology Fund

IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Science and Technology

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of the Ivy Science and Technology Fund, a series of Ivy Funds, and Ivy VIP Science and Technology, a series of Ivy Variable Insurance Portfolios (Ivy Funds and Ivy Variable Insurance Portfolios are each a “Trust,” and collectively, are the “Trusts,” and each of their respective series is a “Fund,” and collectively, are the “Funds”), will be held on April 13, 2018, at 2:00 p.m., Central Time, at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Proposal	Shareholders Entitled to Vote
To change the classification of each Fund from a “diversified” fund to a “non-diversified” fund	All shareholders of each Fund, voting separately

The Board of Trustees of each Trust (collectively, the “Board”) has approved, and unanimously recommends that you vote FOR, the Proposal.

The Proposal is discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposal.

The person(s) named as proxy will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of beneficial interest of a Fund present in person or by proxy at the Meeting or an adjournment thereof. The person(s) named as proxy will vote “FOR” any such adjournment those proxies which he or she is entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the Proposal.

Shareholders of record of any Fund at the close of business on February 9, 2018 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. However, if you cannot be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Please contact our proxy solicitor, D.F. King, if you plan to attend the Meeting by calling 888-227-9349. You may also speak to a representative, who can assist you with any questions, by calling 800-290-6433. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet.

Your vote is important to us. Thank you for taking the time to consider the Proposal.

By Order of the Board of Trustees of

Ivy Funds and

Ivy Variable Insurance Portfolios

Philip J. Sanders

President of the Trusts

February 16, 2018

PROXY STATEMENT

for

IVY SCIENCE AND TECHNOLOGY FUND

a series of Ivy Funds,

and

IVY VIP SCIENCE AND TECHNOLOGY

a series of Ivy Variable Insurance Portfolios,

6300 Lamar Avenue

Overland Park, Kansas 66202

Dated February 16, 2018

PROXY STATEMENT

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 13, 2018

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Trustees (collectively, the “Board”) of the Ivy Funds and Ivy Variable Insurance Portfolios (each, a “Trust,” and collectively, the “Trusts”) on behalf of their respective series: Ivy Science and Technology Fund and Ivy VIP Science and Technology (each, a “Fund,” and collectively, the “Funds”) to be voted at the joint special meeting of shareholders of the Funds on April 13, 2018 at 2:00 p.m., Central Time, at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202, and at any adjournments or postponements thereof (the “Meeting”).

The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Meeting of Shareholders. The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first mailed to shareholders of the Funds on or about February 16, 2018.

Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders of each Funds to consider and vote on the following proposal (the “Proposal”), which is described more fully below:

Shareholders Entitled to Vote
Proposal:	To change the classification of each Fund from a “diversified” fund to a “non-diversified” fund	All Shareholders of each Fund, voting separately

Each Board has unanimously approved, and recommends that you vote FOR, the Proposal.

Shareholders of record of the Funds as of the close of business on February 9, 2018 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting are set forth herein.

The Meeting will be held at the offices of the Trusts, 6300 Lamar Avenue, Overland Park, Kansas 66202. Shareholders who are eligible to vote and who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

PROPOSAL

TO CHANGE THE CLASSIFICATION OF EACH FUND FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND

Introduction

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy and classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not required to meet the standard of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Proposal

Each Fund currently is classified as a diversified fund. Shareholders are being asked to approve changing each Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. Ivy Investment Management Company (“IICO” or the “Adviser”), investment manager of the Funds, believes that changing each Fund’s classification back to non-diversified will benefit the Fund’s investment team by giving it the ability to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. The change would enable the Adviser to focus the Funds’ investments on those securities that the Adviser believes are the most promising. Because the Adviser would be able to invest larger percentages of a Fund’s assets in the securities of a single issuer, the Adviser would be able to take more meaningful positions in securities that are its top investment choices. In addition, the Adviser believes that the proposed change would provide the Funds with increased flexibility to respond to future investment opportunities.

However, investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Adviser takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if the Adviser had diversified such Fund’s investments. The Adviser would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

The Adviser does not expect a change in the classification of a Fund to materially affect the manner in which the Fund’s investment program is conducted at this time, as reflected in the respective Trust’s current prospectus and statement of additional information. Other than the change in a Fund’s classification from diversified to non-diversified, the Adviser and the Boards do not propose or anticipate any material change in the management of the Funds if the Proposal is approved. Any future material changes to the management of a Fund in will require consideration by the respective Board and disclosure in such Fund’s prospectus or statement of additional information, as appropriate.

In addition, each Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (“Revenue Code”). These rules provide that, to maintain favorable tax treatment, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, each Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of each Fund’s fiscal year, so the Funds may actually have a higher concentration in an issuer during periods between the ends of their fiscal quarters. However, the Adviser has no current intention of investing in the securities of any single issuer beyond the Revenue Code limits. Like the 1940 Act limits, the Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of a Fund approve the Proposal, the change in that Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect the change. If shareholders of a Fund do not approve the Proposal, that Fund will continue to operate as a “diversified” fund.

Required Vote

Approval of the Proposal requires a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes, a “1940 Act majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

The Funds will vote separately on the Proposal. This means that approval of the Proposal by shareholders of one Fund is not contingent upon approval of the Proposal by shareholders of the other Fund. If one Fund approves the Proposal and the other Fund does not, the Fund whose shareholders approved the Proposal will change its classification to “non-diversified,” while the other Fund will remain diversified.

EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL.

INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each share and a fractional vote for each fractional share that they own. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. On the Record Date, the Funds had the following number of shares issued and outstanding:

Ivy Science and Technology Fund

Class A	Class B	Class C	Class E
17,705,316.139	780,695.491	10,867,905.376	489,110.835

Class I	Class N	Class R	Class Y
21,513,248.307	982,135.587	2,042,399.278	8,306,463.637

Ivy VIP Science and Technology

Class I	Class II
16,236.843	23,509,924.012

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trusts at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Quorum, Voting and Adjournment

For each Fund, the presence at the Meeting, in person or by proxy, of one-third of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.

In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker “non-votes” will be treated as shares voted against the Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Class E Shares. The InvestEd Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Revenue Code. Contributions to the InvestEd Plan accounts may be invested in shares of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education (“ACPE”) in its capacity as Trustee of the Program. The ACPE is responsible for casting votes for the beneficial owners of InvestEd Plan accounts (“Accountholders”). The ACPE will consider input from Accountholders in voting proxies but is not required to vote based on input from Accountholders. In voting proxies on routine items, such as the uncontested election of directors, the ACPE generally will vote for such proposals. If you want to provide your input to the ACPE, please visit www.az529.gov.

Required Vote

Approval of the Proposal as to a Fund requires a “1940 Act Majority” – that is, the vote of (1) 67% or more of the voting securities of such Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Fund entitled to vote on the Proposal, whichever is less.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trusts’ officers or employees or representatives of IICO or one of its affiliates or by a proxy soliciting firm retained by the Fund. The Adviser has retained D.F. King as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $400,000, to be split evenly between the Funds. Costs will vary depending on the number of solicitations made. The Trusts’ officers, and those employees and representatives of IICO or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trusts will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to the Meeting to vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the proxy solicitor, D.F. King, at 800-290-6433.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL SHAREHOLDER MEETING TO BE HELD ON APRIL 13, 2018

The Proxy Statement and other proxy materials are available at proxyonline.com/docs/ivyfunds.pdf.

OTHER INFORMATION

Share and Class Information

As of the Record Date, each Fund offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by its respective Board (the “18f-3 Plan”). Each 18f-3 Plan sets forth that shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.

Ownership of Shares

Occasionally, the number of shares of the Funds held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of January 16, 2018, to the best of the knowledge of the Funds, the following shareholders owned of record or beneficially 5% or more of any class of the outstanding voting shares of each Fund:

Ivy Science & Technology Fund

Class	Ownership Type	Shareholder Name	City and State	Amount of Shares Owned	Percentage of Fund Owned
A	Record	Edward D. Jones & Company	St. Louis, MO	945,519.419	5.34%
B	Record	Wells Fargo Clearing Services, LLC	St. Louis, MO	129,208.046	16.28%
B	Record	Charles Schwab & Company	San Francisco, CA	69,851.853	8.80%
B	Record	American Enterprise Investment Services	Minneapolis, MN	113,570.157	14.31%
B	Record	Merrill Lynch Pierce Fenner & Smith, Inc.	Jacksonville, FL	48,226.497	6.08%
C	Record	LPL Financial	San Diego, CA	614,597.556	5.39%
C	Record	Wells Fargo Clearing Services, LLC	St. Louis, MO	1,343,834.026	11.79%
C	Record	American Enterprise Investment Services	Minneapolis, MN	788,114.880	6.91%
C	Record	Morgan Stanley Smith Barney, LLC	Jersey City, NJ	1,521,542.772	13.35%
C	Record	UBS WM USA	Jersey City, NJ	945,724.878	8.30%
C	Record	Raymond James & Associates	St. Petersburg, FL	1,078,805.129	9.46%
C	Record	Merrill Lynch Pierce Fenner & Smith, Inc.	Jacksonville, FL	1,280,239.964	11.23%
I	Record	Wells Fargo Clearing Services, LLC	St. Louis, MO	1,204,030.179	5.67%
I	Record	Merrill Lynch Pierce Fenner & Smith, Inc.	Jacksonville, FL	1,753,533.984	8.26%
I	Record	American Enterprise Investment Services	Minneapolis, MN	1,533,369.419	7.23%
I	Record	Charles Schwab & Company	San Francisco, CA	1,066,116.520	5.02%
I	Record	Morgan Stanley Smith Barney, LLC	Jersey City, NJ	1,319,437.017	6.22%
I	Record	UBS WM USA	Jersey City, NJ	1,644,082.431	7.75%
N	Record	Voya Retirement Insurance & Annuity Co.	Windsor, CT	102,860.608	10.46%
N	Record	DCGT Trustee & OR Custodian	Des Moines, IA	76,934.294	7.82%
N	Record	Great-West Trust Company, LLC	Greenwood Village, CO	95,897.626	9.75%
N	Record	NFS LLC – FIIOC Agent	Covington, KY	232,380.095	23.62%
N	Record	Massachusetts Mutual Life Insurance Company	Springfield, MA	59,206.751	6.02%
N	Record	NFS LLC – BMO Harris Bank	Green Bay, WI	220,772.301	22.44%

Class	Ownership Type	Shareholder Name	City and State	Amount of Shares Owned	Percentage of Fund Owned
R	Record	Hartford Life Insurance Co.	Windsor, CT	497,494.886	23.23%
R	Record	Merrill Lynch Pierce Fenner & Smith, Inc.	Jacksonville, FL	173,187.341	8.09%
R	Record	Voya Institutional Trust Company	Windsor, CT	309,149.752	14.43%
R	Record	Sammons Financial Network LLC	West Des Moines, IA	474,797.575	22.17%
R	Record	Massachusetts Mutual Life Insurance Company	Springfield, MA	118,338.007	5.53%
Y	Record	Great-West Trust Company, LLC	Greenwood Village, CO	800,095.728	9.35%
Y	Record	Nationwide Trust Company	Columbus, OH	642,781.627	7.51%
Y	Record	Charles Schwab & Company	San Francisco, CA	1,137,403.621	13.29%
Y	Record	Great West Life & Annuity Insurance	Englewood, CO	458,426.505	5.35%
Y	Record	NFS LLC – Transamerica Life Insurance	Los Angeles, CA	495,274.617	5.78%
Y	Record	NFS LLC – Transamerica Life Insurance	Los Angeles, CA	1,007,379.632	11.77%
Y	Record	Merrill Lynch Pierce Fenner & Smith, Inc.	Jacksonville, FL	509,371.061	5.95%

Ivy VIP Science & Technology

Class	Ownership Type	Shareholder Name	City and State	Amount of Shares Owned	Percentage of Fund Owned
I	Record	Ivy Investment Management Company	Shawnee Mission, KS	10,281.413	63.79%
I	Record	Lincoln National Life Insurance Company	Fort Wayne, IN	5,835.889	36.21%
II	Record	Minnesota Life Insurance Company	St. Paul, MN	1,468,325.551	6.18%
II	Record	Nationwide Life Insurance Company	Columbus, OH	2,301,346.582	9.69%
II	Record	Nationwide Life Insurance Company	Columbus, OH	1,977,102.914	8.32%
II	Record	United Investors Life Advantage	Birmingham, AL	1,504,519.427	6.33%
II	Record	Minnesota Life Insurance Company	St. Paul, MN	1,572,231.960	6.62%
II	Record	Ohio National Life Insurance Company	Cincinnati, OH	4,234,297.832	17.82%
II	Record	AXA Equitable Life Insurance Company	Jersey City, NJ	3,013,851.939	12.68%

Service Providers

Adviser. Ivy Investment Management Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the investment adviser to the Funds. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Underwriter. Ivy Distributors, Inc., located at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the underwriter for the Funds.

Custodian. The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as the custodian for the Funds.

Shareholder Servicing Agent. WI Services Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the shareholder servicing agent for the Funds.

Accounting Services Agent. WI Services Company, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, serves as the accounting services agent for the Funds.

Shareholder Reports

Copies of each Trust’s Annual Report for the most recently completed fiscal year previously have been mailed to shareholders. This Proxy Statement should be read in conjunction with each Annual Report. You can obtain copies of the Annual Reports, without charge, by writing to the respective Trust or to Ivy Distributors, Inc. at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201, or by calling 1-800-777-6472. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge at www.ivyinvestments.com.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Funds’ records, unless a Fund has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to that Fund’s underwriter at the address set forth above.

OTHER BUSINESS

The Boards do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund’s shareholders should send such proposals to the Secretary of the relevant Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to a Board or the specific members of such Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By P.HONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-290-6433 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

IVY SCIENCE AND TECHNOLOGY FUND

a series of Ivy Funds

IVY VIP SCIENCE AND TECHNOLOGY

a series of Ivy Variable Insurance Portfolios

JOINT SPECIAL MEETING OF THE SHAREHOLDERS APRIL 13, 2018

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

The undersigned, having received Notice of the April 13, 2018 Joint Special Meeting of Shareholders (the “Meeting”) of Ivy Science and Technology Fund and Ivy VIP Science and Technology (the “Funds”), and the related Proxy Statement, hereby appoints Jennifer K. Dulski and Scott J. Schneider as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on April 13, 2018 at 2:00 p.m., Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trusts or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on April 13, 2018. The proxy statement for this meeting is available at: proxyonline.com/docs/ivyfunds.pdf

IVY SCIENCE AND TECHNOLOGY FUND

IVY VIP SCIENCE AND TECHNOLOGY

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.	SIGNATURE (IF HELD JOINTLY)	DATE

EACH BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

This proxy is solicited on behalf of the Board of Trustees of each Trust. It will be voted as specified. If no specification is made, this proxy shall be voted IN FAVOR of the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

TO VOTE, MARK CIRCLE(S) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

	FOR	AGAINST	ABSTAIN
1. To change the classification of the Fund from a “diversified” fund to a “non-diversified” fund.	¡	¡	¡

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.